CLASS A ORDINARY SHARES	Greenlight Capital Re, Ltd.	CLASS A ORDINARY SHARES

INCORPORATED IN THE CAYMAN ISLANDS UNDER THE COMPANIES LAW CAP.22	Authorized Share Capital 100,000,000 Class A Ordinary Shares having a par value of US$0.10 each	G4095J 10 9

THIS IS TO CERTIFY THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF PAR VALUE US$0.10 EACH OF

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum and Articles of Association of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

CHIEF FINANCIAL OFFICER	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED:

THE BANK OF NEW YORK

(NEW YORK)

TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

Greenlight Capital Re, Ltd.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as		Act
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Valued Received, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.